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                                   EXHIBIT 99



June 3, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

         I have read Item 4 included in the attached Form 8-K dated June 4, 2002 of 800 America.com, Inc. and am in agreement with the statements contained therein.

Very truly yours,


Jack F. Burke, Jr.